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The Mexico Fund, Inc.

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  Directors:

  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Agustin Santamarina
  Jaime Serra Puche

  Officers:

  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary
  Carlos H. Woodworth -- Treasurer
  Hector Trigos -- Research Vice President
  Alberto Osorio -- Finance Vice President
  Eduardo Solano -- Investor Relations
                    Vice President

  Investment Adviser --

  Impulsora del Fondo Mexico, S.A. de C.V.

  Custodian --

  BBVA Bancomer, S.A.
  Comerica Bank

  Transfer Agent and Registrar --

  American Stock Transfer & Trust Company

  Counsel --

  Dechert
  Creel, Garcia-Cuellar y Muggenburg, S.C.

This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.


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                        -------------------------------




                                   [LOGO] FM


                                   The Mexico
                                   Fund, Inc.

                                  (Unaudited)


                           -------------------------

                             First Quarter Report
                               January 31, 2002

                          ---------------------------


                         -----------------------------



                            [LOGO] Mexico Fund logo

                      ----------------------------------
                             www.themexicofund.com

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


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The Mexico Fund, Inc.
First Quarter Report
January 31, 2002


  First Quarter Highlights

   . The Fund's fiscal 2002 first quarter ended January 31, 2002.

   . Led by positive trends in economic indicators and prospects for economic recovery in the U.S., stock prices on the Bolsa staged a strong rally during the quarter, with the IFCG Mexico Index, the Fund's benchmark, rising 24.2%

   . Your Fund participated in this market upturn, with its market price and net asset value per share increasing 20.7% and 23.5%, respectively.

   . The discount between the Fund's market price and NAV ended January 2002 at 11.7%, slightly lower than the 12.0% at the end of the 2001 fiscal year (October) and was down substantially from 18.2% one year ago.

  Other Recent Highlights

   . On March 6, 2002, the Fund announced Board approval of a policy to conduct quarterly in-kind repurchase offers at no less than 98% of net asset value ("NAV") for up to 100% of the Fund's outstanding shares.

   . At the Fund's Annual Meeting on March 7, 2002, shareholders approved a policy for the Fund to conduct in-kind repurchases of Fund shares on a periodic basis. In addition, Mr. Juan Gallardo, Chairman of the Board, was re-elected for a three-year term and Mr. Emilio Carrillo Gamboa, the Fund's candidate for the Board, was elected as a new Board member. The proposal to implement a performance component to the Fund's investment advisory fee did not receive the necessary vote for approval by shareholders.

   . The discount to NAV has declined further to approximately 7% as of March
     12, 2002.

   . Mexico's sovereign debt has been upgraded to an "investment-grade" rating by the three most important rating agencies, including Standard and Poor's.

   . Your Fund has received from Lipper, a Reuters Company dedicated to mutual funds research, the Number One Performance Achievement Certificate for 2001 within the Latin American Funds category. According to Lipper, your Fund's NAV had a cumulative return of 15.90% during 2001 and a 32.45% return on market price.

  The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
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Economic Environment

The positive trends in Mexico's inflation and interest rates continued in spite of the volatility observed in international financial markets. Mexico's inflation rate declined throughout 2001, ending the year at 4.4%. This was a substantial drop from 9.0% one year earlier and was consistent with the 4.5% target rate set by the Central Bank. Interest rates for the 28-day Cetes (treasury bills) ended January 2002 at approximately 6.8%, compared with 17.6% at the end of 2000. Lower U.S. interest rates, strict adherence to a restrictive monetary policy and the strong valuation of the peso in relation to the US dollar were the driving forces behind the declining interest and inflation rates. For 2002, the Central Bank is striving to further reduce inflationary trends by setting a target inflation rate of 3.5%, and it has announced further restrictions to its monetary policy in order to compensate for the inflationary impact of recent increases in energy prices.

Prior to the events of September 11, 2001, the Mexican economy had shown signs of deceleration. Additionally, because of Mexico's close relationship with the United States, the deceleration of the U.S. economy further affected the performance of the Mexican economy. Gross domestic product (GDP) growth in Mexico went from 6.9% during 2000 to -0.3% during 2001. Last year, the most effected sectors of the economy were construction, which declined 4.5%, followed by the manufacturing industry, which declined 3.9%, and the mining sector, which declined 0.6%. In contrast, the economy was bolstered by the financial sector, which increased 4.1%, and the transportation and agricultural sectors, which expanded 2.8% and 2.5%, respectively. Economists estimate that due to recent signs of an economic recovery in the U.S., Mexico's GDP will begin to show positive growth during the second quarter of this year, and will advance by approximately 1.4% for the full year 2002.

Among the universe of developing nations, Mexico continues to be one of the most important recipients of direct foreign investment (DFI). During 2001, DFI into Mexico rose to $24.7 billion, almost twice the $13.2 billion received during 2000, led by Citibank's $12.5 billion purchase of Banamex-Accival, S.A. in August. Approximately 83% of DFI in 2001 came from the United States and 11% from European nations. It is expected that the flow of income from non-Mexican sources will decelerate in the near future as a consequence of the current global economic environment.

Although the rate of growth of Mexican exports has softened in recent months, Mexico continues to be the second largest

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trade partner of the United States, only after Canada. However, total trade between Mexico and the United States declined to $233 billion during 2001, from $247.6 billion in 2000. President Vicente Fox has announced his intention to further enhance trade relations with Central and South America, the European Union and Asia in an effort to diversify Mexican external trade.

The progress made in Mexico's fiscal and monetary policies was further underscored in February 2002, when Standard and Poor's (S&P), one of the most important rating agencies in the world, raised the rating of Mexico's sovereign debt to "investment grade." S&P reported that better management and coordination of fiscal and monetary policies, an enhanced taxation system, greater transparency of public sector accounts and improved government debt ratios were essential to this upgrade. Another factor cited by S&P was Mexico's greater economic and financial integration into the US economy due to the North American Free Trade Agreement (NAFTA). This follows the recent upgrades to "investment grade" rating from two other important agencies, Moody's Investors Services and Fitch IBCA. The investment grade rating provides Mexican public sector and private entities access to lower-cost and longer-term financing in international capital markets.

The Mexican Congress has approved the Income Law for 2002. Several tax amendments were made to maintain the original goal of achieving a budget deficit equivalent to 0.65% of Mexico's GDP. Additional revenue will come mainly from adjustments to the income tax, special tax on production and services and a new tax on luxury items. The original proposal of charging a 15% value added tax to all goods and services, including food and medicines, was rejected by Congress. Despite all tax changes, an Integral Fiscal Reform, which would enlarge the tax base, tax more consumption and less investment and reduce tax evasion, among other important changes, was not carried out.

Fund's Performance & Portfolio Strategy

Although Mexican economic activity has been contracting since mid-2001, the positive developments in inflation rates, interest rates and public sector finances, together with the anticipation that Mexico's sovereign debt could receive an "investment grade" rating, had a favorable impact on share prices on the Mexican Stock Exchange (Bolsa). During this fiscal quarter, stock prices, as measured by the Fund's benchmark, the IFCG Mexico index, rose 24.2%. The Fund benefited from the strong increase in the Bolsa, as its NAV increased 20.7%, and its share price on the NYSE increased 23.5%

To satisfy the IRS requirement that issuers that represent more than 5% of the Fund's

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portfolio may not exceed 50% of its total net assets, the Fund was forced to reduce its holdings of strong performers such as Grupo Financiero Bancomer, Walmex, and Telecom, which caused the appreciation of the Fund to lag the overall market. In addition, the Fund had to liquidate securities to raise sufficient cash with which to pay the extraordinary $127 million in dividends distributed in January 2002. The large cash reserve earmarked for the payment of the dividend was a hindrance to performance, and prevented the Fund from fully participating in the strong market rally.

The Fund's investment adviser believes that telecommunications and media remain among the most attractive sectors of the market, followed by certain banking, construction and retail issuers. The Fund redeployed proceeds from the sale of partial positions in Grupo Financiero Bancomer (financial group), Walmex (retail), Telecom (telecommunications holding company), Kimberly Clark (consumer goods), Femsa (beverages) and Grupo Modelo (beer producer), which had been sold to meet the IRS requirement, into Telecom's subsidiaries America Movil (wireless and internet services) and Telmex (largest telephone company in Mexico) in order to have strong representation in the telecom sectors. The Fund also increased its participation in other attractive sectors through positions in Iusacell (Mexico's second cellular provider), Grupo Carso (conglomerate), TVAzteca (television broadcaster), Alfa (industrial conglomerate) and ICA (construction).

These companies are perceived by the Fund's investment adviser to be in a position to benefit from the expected recovery of the U.S. and Mexican economies.

This Report includes, for your reference, a summary description of the Fund's ten largest holdings, which at the end of January 2002 represented approximately 78% of its total net assets. The Fund's investments are categorized according to the sector classification provided by the Mexican Stock Exchange.

The Fund has adopted a concentration policy that permits the Fund to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index, provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group that represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cellular telephone companies, as well as broadcast and me-

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dia companies. Approximately four-fifths of this industry group are telecommunications companies. As of January 31, 2002, both the Fund and the IPC index had approximately 40% of their values invested in this industry category. The Fund's investment adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Further Restructuring Efforts Taken by the Board of Directors

On March 6, 2002, the Fund announced Board approval of a policy to conduct quarterly in-kind repurchase offers at no less than 98% of net asset value ("NAV") for up to 100% of the Fund's outstanding shares in response to the desire of shareholders for greater liquidity and to achieve a more permanent narrowing of the discount to NAV. The Fund anticipates further amending its exemptive application currently pending with the SEC to permit the Fund to offer to repurchase in-kind up to 100% of the Fund's outstanding shares as part of its share repurchase policy currently under consideration by the SEC. However, the Fund is committed to this initiative and should the SEC not approve the Fund's exemptive application with the proposed amendment, it will conduct these in-kind repurchase offers under other existing SEC regulations.

The Fund has received a favorable ruling from the IRS that the periodic in-kind share repurchases proposed by the Fund would not result in recognition of a taxable gain or loss by the Fund upon distribution of the in-kind proceeds of the repurchased Fund shares to participating shareholders. The favorable IRS ruling as to the tax treatment of the proposed repurchases is integral to the implementation of the policy. Shareholders who participate in a repurchase offer under the policy would recognize any taxable gain or loss on their Fund shares that are repurchased by the Fund. Fund shareholders who participate in the proposed periodic Fund in-kind repurchase policy should consult their own tax counsel as to the tax consequences of their participation and the tax consequences of the disposition of the in-kind proceeds.

Annual Shareholders' Meeting

On March 7, 2002, the Fund held its Annual Meeting of Shareholders in New York City. Shareholders of the Fund approved the re-election of Mr. Juan Gallardo, Chairman of the Board, for a three-year term and elected Mr. Emilio Carrillo Gamboa, the Fund's candidate for the Board, as a new Board member. Also, shareholders approved the implementation of the proposed periodic in-kind repurchase policy at no less than 98% of NAV. The proposal to incorporate a performance fee component to the current investment advisory contract did not re-

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ceive the minimum shareholder vote required for approval under the Investment
Company Act of 1940.

The exact figures regarding the votes cast on the proposals that were acted upon at the meeting are as follows as provided by the independent Inspector of
Election:

Proposal 1: Election of Directors

                    Juan Gallardo T. Emilio Carrillo Gamboa

                    Votes            Votes
                    For:  12,926,576 For:        12,840,351

                    Votes            Votes
                    Withheld:352,257 Withheld:      438,482

Proposal 2: Approval of Performance Fee Component

                           Votes For:     17,760,288
                           Votes Against:  9,690,082
                           Abstentions:    5,017,409

Proposal 3: Approval of Adoption of a Share Repurchase Policy

                           Votes For:     31,335,901
                           Votes Against:    855,794
                           Abstentions:      283,089

Although the votes for Proposal 2 indicate that a greater number of shareholders voted for the proposal than against it, the Investment Company Act of 1940, as amended, requires the approval of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy where certain matters are involved, such as the investment advisory contract of the Fund. Since over 50% of the Fund's outstanding shares were present at the meeting, 67% of the shares voted were needed to vote in favor of the proposal and the votes in favor were, accordingly, not sufficient to approve the proposal.

The proposal submitted by Advantage Partners, L.P. that shareholders recommend to the Board converting the Fund to an open-end investment management company was withdrawn by Advantage Partners, L.P. from consideration at the Annual Meeting. Additionally, Laxey Partners Limited withdrew its proposals from consideration at the Annual Meeting.

Investor Relations

The Fund's web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most important historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via

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regular mail a copy of this Annual Report and the most recent Quarterly and
Monthly Summary Reports. We hope that the Fund's web site is a useful resource for information and we will continue working to improve it.

The Fund also has a toll-free telephone number that will provide you with the Fund's current NAV, quarterly reports and other Fund materials:

                                (800) 224-4134

The Fund also offers shareholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

    Investor Relations Office
    investor-relations@themexicofund.com

In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's web site or receive it via regular mail. Please request this report through the Fund's web site or write to the Investment Adviser at:

    Impulsora del Fondo Mexico, sa de cv.
    77 Aristoteles St. 3/rd/ Floor
    Polanco
    11560 Mexico, D.F.
    Mexico

Information on the Fund's NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". The Fund's NYSE trading symbol is MXF.

The Fund's shares are also listed and traded on the Third Section
("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

    ARTHUR ANDERSEN
    Wirtschaftsprufungsgesellschaft
    Steuerberatungsgesellschaft mbH
    Mergenthalerallee 10-12
    65760 Eschborn/Frankfurt/M.
    Postfach 53 23
    65728 Eschborn/Frankfurt/M.
    Germany
    Telefon: 06196-99-6264
    Telefax: 06196-99-6419

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The Fund's dividend reinvestment plan and transfer agent is:

    American Stock Transfer & Trust Company
    40 Wall Street
    New York, NY 10005
    (212) 936-5100

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

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If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

    American Stock Transfer & Trust Company
    Attention: Dividend Reinvestment Department
    40 Wall Street
    New York, NY 10005
    (212) 936-5100

Sincerely yours,

                    /s/ Jose Luis Gomez /s/ Juan Gallardo T.
                    Jose Luis Gomez     Juan Gallardo T.
                    Pimienta            Chairman of the
                    President           Board

March 27, 2002.

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Description of the Fund's Ten Largest Holdings as of January 31, 2002.

1.  Telefonos de Mexico ("Telmex") (17.24%)

Telmex is the major telecommunications company in Mexico and with more than 13 million lines provides local, domestic and international long-distance telephone services, internet access, wireless, data, audio and video transmission services. Telmex also provides telecommunication services in the United States.

2.  America Movil ("AMX") (11.25%)

AMX is the leading provider of wireless communications services in Mexico, providing cellular telecommunications service in all nine regions in Mexico, including all major cities, and to approximately 85.5% of Mexico's population. The company has subsidiaries and joint ventures in the telecommunications sector in Guatemala, Ecuador, Argentina, Brazil, Colombia, Venezuela, the United States, Puerto Rico, Mexico and Spain. In addition, it has formed a new joint venture company with Bell Canada International Inc. and SBC International, Inc., that will serve as the principal vehicle for expansion in Latin America.

3.  Cemex ("Cemex") (10.73%)

Cemex is the world's third largest cement producer, the largest trader of cement and the leading producer of white cement. The company also produces concrete mix, clinker and value added products. Cemex produces and operates in more than 30 countries around the world and has commercial relations with over 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colombia, and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

4.  Wal-Mart de Mexico ("Walmex") (10.63%)

Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a subsidiary of the US firm Wal-Mart Stores, Inc (NYSE: WMT). Walmex has a total of 532 units in 50 cities in Mexico, which includes supermarkets, retail stores and restaurants.

5.  Carso Global Telecom ("Telecom") (4.90%)

Telecom is dedicated to the telecommunications business and is the holding company of Telmex, America Movil (see above) and Prodigy Inc. (Nasdaq: PRGY)
(US), and has a stock participation in McLeod USA, Inc. (Nasdaq: MCLD) (US).

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6.  Fomento Economico Mexicano ("Femsa") (4.88%)

Femsa is Latin America's largest beverage company with exports to the United States, Canada and selected countries in Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa
(KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include "Sol" beer, "Coca-Cola", and the recently acquired "Sidral Mundet".

7.  Grupo Financiero BBVA - Bancomer ("GFBB") (4.82%)

GFBB is the leading financial group in Mexico and the largest privately-owned financial institution in Latin America in terms of deposits and number of clients. Its main subsidiary is Bancomer, a banking institution with a network of 1,762 branches as of the end of September 2001. Bancomer also has overseas branches in London and Grand Cayman Island, agencies in New York and Los Angeles and a representative office in Sao Paulo, Brazil. Additionally, Bancomer has a subsidiary bank in the Cayman Islands, Mercury Bank & Trust Limited. Grupo Banco Bilbao Vizcaya Argentaria, the largest financial group in Spain in terms of market capitalization, is GFBB's main stockholder.

8.  Grupo Modelo ("Gmodelo") (4.73%)

Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 59%. The group exports its products to 150 countries and owns 10 brand names, including Victoria, Modelo and Corona, the most popular beer imported from Mexico. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

9.  Grupo Televisa ("Televisa") (4.64%)

Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment industry. Televisa has interests in television production and broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, music recording, cable television, radio production and broadcasting, professional sports and show business promotion, paging services, feature film production and distribution and special events promotion and dubbing. Televisa also has an unconsolidated

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equity stake in Univision (NYSE: UVN), the leading Spanish-language television company in the United States, and owns the "esmas.com" internet portal.

10.  Kimberly Clark de Mexico ("Kimber") (3.87%)

Kimber is Mexico's premier manufacturer of consumer paper products and is an affiliate of Kimberly Clark Corp. The Company produces tissue, diapers and feminine care products under brands such as Kleenex, Petalo, Huggies, Pull Ups, KleenBebe and Kotex, as well as printing and writing and specialty papers. Kimber is the market leader in all product categories in which it participates and it has excellent brand recognition among Mexican consumers. Kimber exports tissue and printing and writing paper to the United States and Central America.

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The Mexico Fund, Inc.
Schedule of Investments as of January 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

                                                                                                            Percent of
                                                                                                  Value        Net
Industries               Shares Held               Common Stock (93.36%)                Series   (Note 1)     Assets
----------------------------------------------------------------------------------------------------------------------
Cement Industry          18,115,000  Cemex, S.A. de C.V................................  CPO   $ 96,038,436   10.73%
----------------------------------------------------------------------------------------------------------------------
Communications           19,000,000  America Movil, S.A. de C.V........................    A     18,259,843    2.04
                         83,000,000  America Movil, S.A. de C.V........................    L     82,489,094    9.21
                   (a)   17,967,700  Carso Global Telecom, S.A. de C.V.................   A1     43,866,781    4.90
                   (a)   20,000,000  Grupo Iusacell, S.A.de C.V........................    V      8,528,039    0.96
                   (a)   18,503,500  Grupo Televisa, S.A...............................  CPO     41,573,852    4.64
                   (a)   13,365,200  TV Azteca, S.A. de C.V............................  CPO      6,648,772    0.74
                         19,000,000  Telefonos de Mexico, S.A. de C.V..................    A     36,353,498    4.06
                         61,416,400  Telefonos de Mexico, S.A. de C.V..................    L    118,047,769   13.18
                                                                                               ------------   -----
                                                                                                355,767,648   39.73
----------------------------------------------------------------------------------------------------------------------
Financial Groups   (a)   40,270,000  Grupo Financiero BBVA Bancomer, S.A. de C.V.......    O     43,192,187    4.82
                   (a)    5,592,600  Grupo Financiero Banorte, S.A. de C.V.............    O     12,528,823    1.40
                   (a)   14,481,000  Grupo Financiero Inbursa, S.A. de C.V.............    O     18,571,677    2.08
                  (a)(b)         --  Grupo Financiero Scotiabank Inverlat Recovery
                                     Trust.............................................                  --    0.00
                                                                                               ------------   -----
                                                                                                 74,292,687    8.30
----------------------------------------------------------------------------------------------------------------------
Food, Beverages          10,789,100  Fomento Economico Mexicano, S.A. de C.V...........  UBD     43,728,277    4.88
and Tobacco              11,555,000  Grupo Bimbo, S.A. de C.V..........................    A     24,256,366    2.71
                         17,461,900  Grupo Modelo, S.A. de C.V.........................    C     42,364,624    4.73
                                                                                               ------------   -----
                                                                                                110,349,267   12.32
----------------------------------------------------------------------------------------------------------------------
Holding Companies         4,500,000  Alfa, S.A. de C.V.................................    A      7,306,233    0.82
                   (a)    4,465,400  Corporacion Interamericana de Entretenimiento,
                                      S.A. de C.V......................................    B      9,842,501    1.10
                   (a)    4,769,700  Grupo Carso, S.A. de C.V..........................   A1     18,596,318    2.08
                                                                                               ------------   -----
                                                                                                 35,745,052    4.00
----------------------------------------------------------------------------------------------------------------------
Housing            (a)    6,968,200  Consorcio ARA, S.A. de C.V........................    *     13,279,220    1.48
                   (a)    9,000,000  Empresas ICA, Sociedad Controladora, S.A. de C.V..    *      4,329,620    0.48
                                                                                               ------------   -----
                                                                                                 17,608,840    1.96
----------------------------------------------------------------------------------------------------------------------
Pulp and Paper           12,675,800  Kimberly-Clark de Mexico, S.A. de C.V.............    A     34,661,203    3.87
----------------------------------------------------------------------------------------------------------------------
Retail Stores            10,564,600  Controladora Comercial Mexicana, S.A. de C.V......  UBC      7,600,348    0.85
                         11,602,400  Grupo Elektra, S.A. de C.V........................  CPO      8,651,407    0.97
                         13,090,000  Wal-Mart de Mexico, S.A. de C.V...................    C     32,902,824    3.67
                         21,627,000  Wal-Mart de Mexico, S.A. de C.V...................    V     62,282,582    6.96
                                                                                               ------------   -----
                                                                                                111,437,161   12.45
----------------------------------------------------------------------------------------------------------------------
                                     Total Common Stock (Identified Cost--$537,825,976)        $835,900,294   93.36%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Mexico Fund, Inc.
Schedule of Investments as of January 31, 2002 (Unaudited) -- (Continued)

--------------------------------------------------------------------------------

                                                                                                        Percent
                                                                                              Value     of Net
Securities                                    Short-Term Securities (6.27%)                  (Note 1)   Assets
---------------------------------------------------------------------------------------------------------------
Repurchase                      BBVA Bancomer, S.A., 7.90%, dated 01/31/02, due 02/01/02,
Agreements                       repurchase price $55,085,303, collateralized by Bonos de
                                 Proteccion al Ahorro..................................... $ 55,073,217   6.15%
                                Comerica Bank, 1.47%, dated 01/29/02, due 02/01/02,
                                 repurchase price $1,073,273, collateralized by U.S.
                                 Government Agency Securities.............................    1,073,141   0.12
                                                                                           ------------ ------
                                Total Short-Term Securities (Identified cost--$56,146,358)   56,146,358   6.27
                                Total Investments (Identified cost--$593,972,334).........  892,046,652  99.63
                                Other Assets in Excess of Liabilities.....................    3,348,737   0.37
                                                                                           ------------ ------
                                Net Assets Equivalent to $19.70 per share on 45,456,232
                                 shares of capital stock outstanding (Note 7)............. $895,395,389 100.00%
                                                                                           ============ ======

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------


The Mexico Fund, Inc.
Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

Assets:
Investments:
  Securities, at value (Note 1):
   Common stock (identified cost--$537,825,976)............................................. $835,900,294
   Short term securities (identified cost--$56,146,358).....................................   56,146,358
                                                                                             ------------
    Total investments (identified cost--$593,972,334).......................................              $892,046,652
Receivables from securities sold............................................................                 4,072,368
Interest receivable.........................................................................                    12,217
Prepaid Mexican withholding taxes (Note 1)..................................................                     4,239
                                                                                                          ------------
    Total assets............................................................................               896,135,476
                                                                                                          ------------
Liabilities:
Payable to Investment Advisor (Notes 2 and 3)...............................................                   633,008
Accrued expenses and other liabilities......................................................                   107,079
                                                                                                          ------------
    Total liabilities.......................................................................                   740,087
                                                                                                          ------------
Net Assets--Equivalent to $19.70 per share on 45,456,232 shares of capital stock outstanding
 (Note 7)...................................................................................              $895,395,389
                                                                                                          ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------


The Mexico Fund, Inc.
Statement of Operations (Unaudited) For the Three Months Ended January 31, 2002

--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
  Dividends........................................................................................ $  1,719,909
  Interest and discounts earned....................................................................    1,144,957
                                                                                                    ------------
   Total income....................................................................................               $  2,864,866
Expenses:
  Investment advisory fee (Note 2).................................................................    1,442,850
  Administrative services (Note 3).................................................................      152,231
  Value-added taxes (Note 1).......................................................................      252,598
  Printing, distribution and mailing of shareholder reports........................................       60,493
  Legal fees.......................................................................................      393,076
  Directors' fees..................................................................................       73,412
  Directors' and Officers' expenses................................................................       40,706
  Accounting and audit fees........................................................................       31,508
  Custodian fees (Note 5)..........................................................................       19,014
  Transfer agent and dividend disbursement fees....................................................        5,250
  Shareholders' information........................................................................       88,277
  Stock exchange fees..............................................................................       12,202
  Insurance........................................................................................       34,439
  Miscellaneous....................................................................................       33,753
                                                                                                    ------------
   Operating expenses..............................................................................                  2,639,809
                                                                                                                  ------------
   Net investment income (Note 1)..................................................................                    225,057
                                                                                                                  ------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
 Transactions:
Net realized gain on investments and foreign currency transactions (Notes 1 and 6)
  Proceeds from sales..............................................................................   96,313,234
  Cost of securities sold..........................................................................   44,521,948
                                                                                                    ------------
    Net realized gain on investments...............................................................   51,791,286
    Net realized gain from foreign currency transactions...........................................      952,750
                                                                                                    ------------
    Net realized gain on investments and foreign currency transactions.............................                 52,744,036

Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Investments:
  End of period (Note 6)...........................................................................  298,074,317
  Beginning of period..............................................................................  190,922,373
                                                                                                    ------------
   Increase in net unrealized gain on investments..................................................  107,151,944
Translation of assets and liabilities in foreign currency:
  End of period....................................................................................       16,263
  Beginning of period..............................................................................      414,597
                                                                                                    ------------
Decrease in net unrealized gain on translation of assets and liabilities in foreign currency.......     (398,334)
                                                                                                    ------------
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign
 currency..........................................................................................                106,753,610
                                                                                                                  ------------
Net Increase in Net Assets Resulting from Operations...............................................               $159,722,703
                                                                                                                  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                         For the
                                                                                    Three Months Ended      For the
The Mexico Fund, Inc.                                                                January 31, 2002      Year Ended
Statements of Changes in Net Assets                                                    (Unaudited)      October 31, 2001
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income..............................................................   $     225,057      $   10,553,272
Net realized gain on investments and foreign currency transactions.................      52,744,036         121,890,520
Increase (decrease) in net unrealized gain on investments and translation of assets
 and liabilities in foreign currency...............................................     106,753,610        (225,335,608)
                                                                                      -------------      --------------
Net increase (decrease) in net assets resulting from operations....................     159,722,703         (92,891,816)
Dividends to shareholders from net investment income...............................      (6,086,589)         (5,901,512)
Dividends to shareholders from net realized gain on investments....................    (121,218,134)         (2,363,322)
                                                                                      -------------      --------------
                                                                                         32,417,980        (101,156,650)
From Capital Share Transactions (Note 9)
Repurchase of stock, at cost.......................................................              --         (58,001,876)
                                                                                      -------------      --------------
   Total increase (decrease) in net assets.........................................      32,417,980        (159,158,526)

Net Assets:
Beginning of period................................................................     862,977,409       1,022,135,935
                                                                                      -------------      --------------
End of period......................................................................   $ 895,395,389 (A)  $  862,977,409 (A)
                                                                                      =============      ==============

See Notes to Financial Statements.

(A) Including accumulated net investment loss of $(10,935,712) as of January 31, 2002 and $(6,026,930) as of October 31, 2001.

--------------------------------------------------------------------------------

                                                         For the                    For the Year Ended October 31,
                                                       Three Months   ---------------------------------------------------------
                                                          Ended
The Mexico Fund, Inc.                                January 31, 2002
Financial Highlights                                   (Unaudited)      2001         2000        1999      1998         1997
--------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period................     $  18.98     $  20.84    $    19.57   $  15.52  $  23.49    $    17.33
                                                         --------     --------    ----------   --------  --------    ----------
  Net investment income (Note1).....................         0.01         0.23**        0.18**     0.40      0.39**        0.40
  Net gain (loss) on investments and translation of
   foreign currency (Note 1)........................         3.51        (2.31)**       1.10**     4.10     (7.48)**       6.16
                                                         --------     --------    ----------   --------  --------    ----------
Total from investment operations....................         3.52        (2.08)**       1.28**     4.50     (7.09)**       6.56
                                                         --------     --------    ----------   --------  --------    ----------
Less Dividends:
  Dividends to shareholders from net investment
   income...........................................        (0.13)       (0.13)        (0.19)     (0.45)    (0.23)        (0.38)
  Dividends to shareholders from net realized gains
   on investments...................................        (2.67)       (0.05)           --         --     (0.60)        (0.02)
                                                         --------     --------    ----------   --------  --------    ----------
Total dividends.....................................        (2.80)       (0.18)        (0.19)     (0.45)    (0.83)        (0.40)
                                                         --------     --------    ----------   --------  --------    ----------
Capital Share Transactions:
  Effect on NAV of stock repurchased................           --         0.40          0.18         --        --            --
  Capital charge resulting from issuance of fund
   shares...........................................           --           --            --         --     (0.05)           --
                                                         --------     --------    ----------   --------  --------    ----------
  Net asset value, end of period....................     $  19.70     $  18.98    $    20.84   $  19.57  $  15.52    $    23.49
                                                         ========     ========    ==========   ========  ========    ==========
  Market value per share, end of period.............     $  17.40     $  16.70    $    15.81   $  14.31  $  11.25    $    18.69
                                                         ========     ========    ==========   ========  ========    ==========
Total investment return based on market value per
 share..............................................        21.76%        6.64%        11.82%     31.92%   (36.70%)       35.03%
Ratios to Average Net Assets:
  Expenses..........................................         1.25%*       1.07%         0.96%      0.98%     0.93%         0.91%
  Net investment income.............................         0.11%*       1.12%         0.78%      2.14%     1.87%         1.80%
Supplemental Data:
  Net assets at end of period (in 000's)............     $895,395     $862,977    $1,022,136   $988,627  $783,775    $1,167,893
  Portfolio turnover rate...........................         9.25%       29.69%        22.27%      6.40%     3.69%         7.58%

--------
 * Annualized
** Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

The Mexico Fund, Inc.
Selected Quarterly Financial Data (Unaudited)

--------------------------------------------------------------------------------

                                                                                                     (Amounts in thousands,
                                                                                                    except per share amounts)
                                                                                                    ------------------------
                                                                                                          Quarter Ended
                                                                                                        January 31, 2002
                                                                                                    ------------------------
                                                                                                       Total        Per Share
                                                                                                     --------       ---------
Investment income.................................................................................. $  2,865         $ 0.06
Net investment income.............................................................................. $    225         $ 0.01
Net realized gain on investments................................................................... $ 51,791         $ 1.14
Net realized gain from foreign currency transactions............................................... $    953         $ 0.02
Increase in net unrealized gain on investments..................................................... $107,152         $ 2.36
Decrease in net unrealized gain on translation of assets and liabilities in foreign currency....... $   (398)        $(0.01)
Net assets......................................................................................... $895,395         $19.70

--------
See Notes to Financial Statements.

--------------------------------------------------------------------------------


The Mexico Fund, Inc.
Notes to Financial Statements--
January 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

 Security transactions and investment income -- Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

--------------------------------------------------------------------------------


 Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at January 31, 2002 was Ps. 9.1463 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

 Repurchase Agreements -- The Fund enters into repurchase agreements with approved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase

--------------------------------------------------------------------------------

agreement counterparties. The fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of January 31, 2002, the Company has received collateral of $ 56,146,358 related to these repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on investments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the three months ended January 31, 2002, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican withholding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Directors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

 Cantor Fitzgerald & Co. served as the lending agent for the Fund from March 7, 2000 through September 29, 2000.

--------------------------------------------------------------------------------


 Since September 29, 2000, the Fund has not been actively lending portfolio securities under this Program.

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund's stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2002. The annual fee payable to the Adviser by the Fund under this agreement was $350,000. Effective July 1, 2001, the Fund will pay to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimun amount of $350,000.

4. Trust Agreement and Trustee:

 BBVA Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental authorities gave approval to the Trustee for the transfer of the total assets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's shareholders approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

--------------------------------------------------------------------------------


5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, performing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $51,866. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the three months ended January 31, 2002 were as follows:

Purchases
------------------------------
Common Stock...... $70,904,784
                   -----------
  Total Purchases. $70,904,784
                   ===========
Proceeds from Investments Sold
------------------------------
Common Stock...... $96,313,234
                   -----------
  Total Sales..... $96,313,234
                   ===========

 As of January 31, 2002, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $298 million, of which approximately $319 million related to appreciated securities and approximately $21 million related to depreciated securities. The aggregate cost of investments in common stocks at January 31, 2002 for Federal income tax purposes was approximately $538 million.

7. Capital Stock:

 At January 31, 2002, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 45,456,232 shares were outstanding.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund's transfer agent otherwise.

--------------------------------------------------------------------------------


 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $15,078,787.

 As of January 31, 2002, net assets were comprised of the following:

              Common stock...................... $  45,456,232
              Additional paid-in capital........   500,777,554
              Accumulated net investment loss...   (10,935,712)
              Undistributed net realized gain on
               investments......................    62,006,736(A)
              Unrealized appreciation of
               investments and translation of
               assets and liabilities in foreign
               currency.........................   298,090,579
                                                 -------------
                                                 $ 895,395,389
                                                 =============

--------
(A) $ 51,792,171 for Federal Income Taxes

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

 On November 14, 2001, and December 18, 2001, the Fund declared a total of $2.8006 per share in gross cash dividends, the tax character of the dividend included $2.4251 of long term of capital gains and $0.3755 of ordinary income. Ordinary income includes short term capital gains and net investment income. Those dividends correspond to the fiscal year ended October 31, 2001 and were paid on January 2002.

 There were no significant differences between the book basis and tax basis of distributable earnings as of October 31, 2001.

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

--------------------------------------------------------------------------------


8. Capital Gains:

 Net realized gains from security transactions, are distributed annually to shareholders. Capital loss carryforwards, if any, will be used to offset future capital gains available for distribution.

9. Stock Repurchase Program:

 On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000 and was completed on May 29, 2001. The Fund repurchased the authorized 5,050,693 shares at a cost of $80,739,445.

10. Investments:

 As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the financial authorities, developed a

--------------------------------------------------------------------------------

recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of January 31, 2002, due to the uncertainty regarding its ultimate realization.

 According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.